EUCLIDEAN FUNDAMENTAL VALUE ETF Ticker Symbol: ECML Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS July 31, 2024 www.euclideanetf.com

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Euclidean Fundamental Value ETF (the “Fund”) and its risks. The current Prospectus and Statement of Additional Information dated July 31, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.euclideanetf.com. You can also get this information at no cost by calling 215-882-9983.

INVESTMENT OBJECTIVE
The Euclidean Fundamental Value ETF (the “Fund”) seeks to provide long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee[1]	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
1The Fund’s investment advisory agreement provides that the adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses, including the fees and expenses associated with the Fund’s securities lending program, if applicable.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Year:	Ten Years:
$97	$303	$525	$1,166
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period May 18, 2023 (commencement of operations) to March 31, 2024, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in U.S. equity securities that the Sub-Adviser (Euclidean Technologies Management, LLC) believes are under-valued and under-appreciated by the market. The Fund employs a quantitative and systematic approach to long-term investing. It is expected that the Fund will generally hold 60 to 70 stocks that are selected from a universe that includes all publicly traded stocks listed on the New York Stock Exchange (“NYSE”) and the Nasdaq Market (“Nasdaq”). To identify portfolio investments, the Sub-Adviser’s has developed the following multi-step investment process:
Step 1: First, the Sub-Adviser screens the list of all publicly traded stocks on the NYSE and Nasdaq to exclude non-U.S. based companies, financial sector companies and any company with a market capitalization of less than $1 billion at the timing of screening (the “Investment Universe”). After the completion of the screening process, the Investment Universe will consist of approximately 1,600 companies.
Step 2: In this Step, the Sub-Adviser applies its machine learning based model to generate a discounted forecast of next year’s earnings for each company within the Investment Universe. This discounted earnings forecast is then used as input for Step 3. The model is implemented as a neural network and was developed using standard supervised machine learning techniques. The model was trained to implement an input-output mapping which maps historical company data to future (forecast) company earnings. The model was also trained to estimate the uncertainty in its forecasts and this uncertainty is used to discount the earnings forecast such that the final product of the model in Step 2 is a discounted earnings forecast. The historical company data used as input to the model in Step 2 includes financials such as income and cashflow statements, balance sheet data, short interest, historical stock price change data, industry classification and market size category. The scope and types of input data used in Step 2 may change over time when it is found that additional types of data improve the accuracy of the discounted earnings forecast generated in Step 2.
Step 3: All securities in the Investment Universe are then ranked by how inexpensive they are relative to the model’s discounted forecast earnings. That is, each company’s “earning yield” is calculated by dividing the model’s discounted forecast earnings by the respective company’s total enterprise value. Each company in the Investment Universe is then ranked by the calculated earnings yield such that less expensive companies rank higher than more expensive companies.
Step 4: Next, the model is used to identify and screen out potential “value-traps”. A potential value trap is defined as a company that is considered inexpensive based on current valuation multiples but is likely to have bottom decile price performance over the subsequent year. As in Step 2, the model takes as input historical company data, however, in Step 4 the model’s output is the probability of a company not being a value-trap. This probability is then multiplied by the earnings yield value from Step 3 and the Investment Universe is re-sorted such that, companies with a high probability of being a value-trap rank lower than companies with a low probability of being a value-trap, all else being equal. This final ranking is then used as input for Step 5. The model is implemented as a neural network and was developed using standard supervised machine learning techniques. The historical company data used as input to the model in Step 4 includes financials such as income and cashflow statements, balance sheet data, short interest, historical stock price change data, industry classification and market size category. The scope and types of input data used in Step 4 may change over time when it is found that additional types of data improve the accuracy of the model’s ability to predict whether a company is or is not a value-trap.
Step 5: With the final ranking from Step 4, the top 60-70 companies are evaluated for potential investment. Prior to purchase, the Sub-Adviser performs a final review to ensure the model is not receiving erroneous data and/or there exists highly relevant negative information about a company that the model does not have access to (e.g., announced bankruptcy filing, company officers being indicted of a financial crime, restatement of financials due to material oversight or misrepresentation and/or loss of a substantial client). In these situations, the Sub-Adviser puts a hold on considering the particular company for investment or removes it from consideration altogether and, then moves to the next highest ranked company for further consideration. This step provides the Sub-Adviser with discretion to override the model.

Step 6: With the final list of 60-70 stocks, the Fund will equally weight to those positions at the time of initial investment and intends to rebalance the portfolio on a quarterly basis. The Sub-Adviser expects each portfolio position to represent 1.5 to 2% of the Fund’s overall portfolio and can grow to a cap of approximately 10%.
All stocks in the portfolio are continually monitored, with the portfolio being systematically rebalanced on a quarterly basis. Portfolio changes may occur more frequently when major events such as public health crises, geopolitical events such as war or terrorism, trade disputes, economic shocks, amongst others are believed by the Sub-Adviser to likely have an impact on the Fund’s portfolio. In addition, in between quarterly rebalances, the Sub-Adviser will monitor the Fund’s portfolio for certain types of corporate actions that may impact the investment thesis for a company.
The Sub-Adviser’s sell discipline is guided by the same process used to originally screen the Investment Universe. The Sub-Adviser will generally sell an investment if it no longer falls within the top 60 -70 stocks from its Investment Universe based on the results of the models’ quantitative screening process or if the Sub-Adviser’s manual stock analysis identifies a catalyst for selling. The Sub-Adviser does not anticipate high portfolio turnover as it seeks to invest in these companies for the long term.
While it is anticipated that the Fund will invest across a range of industries, certain sectors may be overweighted compared to others because the Sub-Adviser seeks best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.
As noted above, the Sub-Adviser utilizes a multi-step process that is based on a quantitative screening process which involves the application of its proprietary models. The qualitative human oversight performed by the Sub-Adviser is a risk mitigation technique that acknowledges the fact that the models only have access to backward-looking quantitative information on company fundamentals and market data. From time-to-time, companies and the media will announce, e.g., through earning calls or SEC filings, relevant information that is not captured in a company’s historical financials. Examples include, but are not limited to, an upcoming merger, the need to restate historical financials, or significant future economic headwinds for the company such as a loss of a major source of revenue.
PRINCIPAL RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the Sub-Adviser’s belief that the stock may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless. The market may not agree with the Sub-Adviser’s assessment of a stock’s intrinsic value, and value stocks may fall out of favor with investors for extended periods of time.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. In addition, the investment models used in making investment decisions may not adequately consider certain factors, or may contain design flaws or faulty assumptions, any of which may result in a decline in the value of an investment in the Fund.
Sector Risk. Companies with similar characteristics may be grouped together into broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of a Fund’s portfolio holdings to a particular sector, each Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
•Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

•Consumer Discretionary Sector Risk. Consumer discretionary companies include, for example, automobile, textile and retail companies. This sector can be significantly affected by, among other things, changes in domestic and international economies, exchange and interest rates, economic growth, worldwide demand, supply chain constraints and social trends. Success of companies in the consumer discretionary sector also depends heavily on disposable household income and consumer spending, which can be negatively impacted by inflationary pressures on consumers.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). When buying or selling Shares of the Fund in the secondary market, you will likely incur brokerage commission or other charges. In addition, you may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.
New Fund Risk. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.euclideanetf.com or by calling the Fund at (215) 882-9983.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Euclidean Technologies Management, LLC (“Sub-Adviser”)
PORTFOLIO MANAGER
John Alberg is the founder and Managing Partner of the Sub-Adviser and has been primarily responsible for the day-to-day management of the Fund since its inception in May 2023.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.